SUPPLEMENT TO THE PROSPECTUS OF
                        EVERGREEN VARIABLE ANNUITY TRUST


I.       Evergreen VA Aggressive Growth Fund

            Effective April 6, 1999, the investment advisor to the Fund has been changed to Evergreen Investment Management Company ("EIMC"). EIMC is entitled to receive from the Fund an annual fee equal to 0.60% of its average daily net assets.

         Additionally, the section of the Fund's prospectus entitled "PORTFOLIO MANAGERS" is supplemented to reflect the following change:

         The portfolio manager for the Fund is Maureen E. Cullinane. Ms. Cullinane has been a Senior Vice President and Senior Portfolio Manager of EIMC since 1995. She has worked at EIMC since 1974 and has over 20 years of investment experience. Ms. Cullinane has managed the Fund since April 1999.

II.      Evergreen VA Small Cap Fund

         Effective April 6, 1999, the name of the Fund has been changed to "Evergreen VA Small Cap Value Fund."

         The section of the Fund's prospectus entitled "PORTFOLIO MANAGERS" is supplemented to reflect the following change:

         The portfolio managers of the Fund are Nola Maddox Falcone, CFA, and Jordan D. Alexander, CFA. Ms. Falcone is President and Co-Chief Executive Officer of Evergreen Asset Management Corp. ("EAMC"). She joined Lieber & Company as Senior Portfolio Manager in 1974, and was a General Partner from January 1981 to June 1994. Prior to becoming the co-manager of Evergreen VA Small Cap Value Fund, Mr. Alexander was an assistant portfolio manager with EAMC from September 1998 to March 1999. From 1995 to 1998, he was an associate healthcare analyst with Paine Webber, Inc, and from 1993 to 1995, he was a senior analyst with Arthur Anderson LLP.

III.     Evergreen VA Growth and Income Fund

         Effective January 14, 1999, the section of the Fund's prospectus entitled "PORTFOLIO MANAGERS" is supplemented to reflect the following change:

         The day-to-day management of the Fund is handled by Philip M. Foreman. Mr. Foreman joined Evergreen Asset Management Corp. in January 1999 as Portfolio Manager after seven years as Senior Portfolio Manager at Washington Mutual Advisors, Inc. Mr. Foreman has managed the Fund since January 1999.






March 19, 1999